Exhibit 32(a)

                                  CERTIFICATION

                             18 U.S.C. SECTION 1350

                    AS ADOPTED PURSUANT TO SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of The Southern Company for the quarter ended March 31, 2005, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended March 31, 2005, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of The Southern Company.

                                            /s/David M. Ratcliffe
                                              David M. Ratcliffe
                                            Chairman, President and
                                            Chief Executive Officer

                                             /s/Thomas A. Fanning
                                               Thomas A. Fanning
                                           Executive Vice President,
                                     Chief Financial Officer and Treasurer

Date:  May 4, 2005